Exhibit 13.2

Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

The certification set forth below is being submitted in connection with SOPHiA GENETICS SA’s annual report on Form 20-F for the year ended December 31, 2021 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Ross Muken, the Chief Financial Officer of SOPHiA GENETICS SA, certify that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SOPHiA GENETICS SA.

Date: March 15, 2022

/s/ Ross Muken
Name:	Ross Muken
Title:	Chief Financial Officer